DIREXION SHARES ETF TRUST
DIREXION MRNA ETF (MSGR)

Supplement dated April 18, 2023 to the
Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)
dated February 28, 2023, as last supplemented April 3, 2023

On April 3, 2023, a supplement (“Liquidation Notice”) was filed for the Direxion mRNA ETF (the “Fund”) notifying shareholders that the Fund on or about April 27, 2023 (the “Liquidation Date”) would liquidate its assets and distribute cash pro rata to all shareholders who had not previously redeemed or sold their shares. Due to restrictions on selling certain of the Fund’s portfolio securities until on or about May 11, 2023, a second distribution of cash will occur after the Liquidation Date (the “Second Distribution”). Once the Second Distribution is complete, the Fund will terminate. All other information in the Liquidation Notice remains unchanged.
For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.